POWER OF ATTORNEY


    Know all by these presents, that the

undersigned constitutes and appoints each of Keith Miller, Polly Boe and

Christopher Nordquist, signing singly, the undersigned's true and lawful attorneys-in-fact to:

(1)    execute for and on behalf of the

undersigned, in the undersigned's capacity as an officer, director and/or

10% stockholder of RedEnvelope, Inc.(the "Company") Form ID, 3, 4 and 5 in accordance with Section 16(a)of the Securities Exchange Act of 1934 (the
"Act") and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition or disposition of securities of the Company;



(2)    do and perform any and all acts for and on behalf of the

undersigned which may be necessary or desirable to complete and execute any such Form ID, 3, 4 or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange
Commission and any
stock exchange or similar authority; and

(3)
take any other action
of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.


    The undersigned
hereby
grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and subsitution of revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute and substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Act.


This Power of Attorney shall remain in
full force and effect until the
undersigned is no longer required to file
Forms 3, 4 or 5 with respect to
the undersigned's holdings of and the
transactions in securities issued by
the Company, unless earlier revoked
by the undersigned in a signed writing
delivered to the foregoing
attorneys-in-fact.


    IN WITNESS
WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of this 22nd day of February, 2006.






									   /s/Frank
Buettner
				    Signature





Frank Buettner
				    Print Name